Exhibit 99.2

Philadelphia Consolidated Holding Corp. Founded 1962

Certain information included in this presentation and other statements or materials published or to be published by the Company are not historical facts but are forward-looking statements relating to such matters as anticipated financial performance, business prospects, technological developments, new and existing products, expectations for market segment and growth, and similar matters. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company provides the following cautionary remarks regarding important factors which, among others, could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements. The risks and uncertainties that may affect the operations, performance, development, results of the Company's business, and the other matters referred to above include, but are not limited to: (i) changes in the business environment in which the Company operates, including inflation and interest rates; (ii) changes in taxes, governmental laws, and regulations; (iii) competitive product and pricing activity; (iv) difficulties of managing growth profitably; (v) claims development and the adequacy of our liability for unpaid loss and loss adjustment expenses; (vi) severity of natural disasters and other catastrophe losses; (vii) adequacy of reinsurance coverage which may be obtained by the Company; (viii) ability and willingness of our reinsurers to pay; and (ix) future terrorist attacks.

AGENDA Third Quarter Events Third Quarter 2004 Financial Highlights 2004 Select Catastrophe Information by Segment Year-To-Date 2004 Financial Highlights Segment Information Operations Review Updated Guidance Q&A

Third Quarter Events Financial results for the third quarter of 2004 included: Net Income (Loss) Diluted Earnings (Loss) Per Share As Reported $(2.1) $(0.09) Net Hurricane Losses $(25.0) $(1.07) Accelerated Catastrophe Reinsurance Premium Expense $(18.0) $(0.77) Loss Reserve Adjustments $1.4 $0.06 Realized Investment Gains $0.2 $0.01 (in millions, except for share data)

Three Months Ended 9/30/04 and 9/30/03 Highlights (in millions, except per share data) Reduced by $27.7 million due to the accelerated recognition of catastrophe reinsurance expense as a result of 3rd quarter 2004 hurricane events. Restated for recognition of profit commissions due to the Company under two reinsurance contracts whereby net earned premiums were increased by $4.0 million, net income by $2.6 million, and diluted earnings per share were increased by $0.12 during the third quarter of 2003. Sept. 30, 2004 Sept. 30, 2003 Change Gross Written Premiums $367.4 $286.4 28.3% Net Earned Premiums $187.8 (1) $146.7 (2) 28.0% Net Investment Income $10.9 $9.2 18.5% Net Income (Loss) $(2.1) $23.6 (2) After Tax Net Realized Investment Gain $0.2 $0.3 Loss & LAE Ratio 78.7% 54.1% Expense Ratio 30.2% 28.3% Combined Ratio 108.9% 82.4% Diluted Earnings (Loss) Per Share $(0.09) $1.04 After Tax Realized Investment Gain Per Share $0.01 $0.01 Weighted Average Shares & Share Equivalents Outstanding 23,363,180 22,700,680

Third Quarter Highlights For the Three Months Ended Sept. 30, 2004 2003 Net Operating Income (Loss)............................... $(2.3) $23.3 A-T Realized Investment Gains............................... $0.2 $0.3 Net Income (Loss).............................................. $(2.1) $23.6 Diluted Operating Earnings (Loss) Per Share.......... $(0.10) $1.03 A-T Realized Investment Gains Per Share.............. $0.01 $0.01 Diluted Earnings (Loss) Per Share......................... $(0.09) $1.04 Net Loss and Loss Adjustment Expense Ratio.......... 78.7% 54.1% Acquisition and Underwriting Expense Ratio.......... 30.2% 28.3% Combined Ratio.................................................. 108.9% 82.4% (in millions, except per share data)

Third Quarter Highlights As of, Sept. 30, December 31, % 2004 2003 Increase Total Shareholders' Equity .......................... $605.5 $545.6 11.0% Book Value per Share.................................. $27.24 $24.79 9.9% Shares Outstanding.................................... 22,231,432 22,007,552 1.0% (in millions, except share and per share data)

Third Quarter 2004 Select Catastrophe Information by Segment (in millions) Date of Event: Hurricane: 8/13/04 Charley 9/5/04 Frances 9/15/04 Ivan 9/25/04 Jeanne Total Gross Losses: Mobile Homeowners $194.1 $111.8 $10.7 $247.7 $564.3 Homeowners 11.1 6.4 3.3 19.7 40.5 Personal Lines 205.2 118.2 14.0 267.4 604.8 Commercial Lines 16.8 8.8 3.0 11.6 40.2 Total $222.0 $127.0 $17.0 $279.0 $645.0 Pre-Tax Net Losses: Personal Lines $3.5 $3.5 $3.5 $3.5 $14.0 Commercial Lines 7.0 7.0 3.4 7.0 24.4 Total $10.5 $10.5 $6.9 $10.5 $38.4 Pre-Tax Accelerated Reinsurance Expense: Personal Lines $25.1 Commercial Lines 2.6 Total $27.7

Nine Months Ended 9/30/04 and 9/30/03 Highlights (in millions, except per share data) Reduced by $27.7 million due to the accelerated recognition of catastrophe reinsurance expense as a result of 3rd quarter 2004 hurricane events. Restated for recognition of profit commissions due to the Company under two reinsurance contracts whereby net earned premiums were increased by $5.9 million, net income by $3.8 million, and diluted earnings per share were increased by $0.17 during the third quarter of 2003. Sept. 30, 2004 Sept. 30, 2003 Change Gross Written Premiums $900.2 $690.6 30.4% Net Earned Premiums $548.8 (1) $418.4 (2) 31.2% Net Investment Income $31.7 $28.3 12.0% Net Income $51.3 $41.7 (2) 23.0% After Tax Net Realized Investment Gain (Loss) $0.6 $(0.9) Loss & LAE Ratio 64.0% 62.8% Expense Ratio 28.3% 28.7% Combined Ratio 92.3% 91.5% Diluted Earnings Per Share $2.21 $1.85 19.5% After Tax Realized Investment Gain (Loss) Per Share $0.03 $(0.04) Weighted Average Shares & Share Equivalents Outstanding 23,241,016 22,561,464

Nine Months Ended 9/30/04 Highlights For the Nine Months % Ended Sept. 30, Increase 2004 2003 (Decrease) Net Operating Income ........................................ $50.7 $42.6 19.0% A-T Realized Investment Gains (Losses)................... $0.6 $(0.9) Net Income....................................................... $51.3 $41.7 23.0% Diluted Operating Earnings Per Share................... $2.18 $1.89 15.3% A-T Realized Investment Gains (Losses) Per Share... $0.03 $(0.04) Diluted Earnings Per Share.................................. $2.21 $1.85 19.5% Net Loss and Loss Adjustment Expense Ratio.......... 64.0% 62.8% Acquisition and Underwriting Expense Ratio.......... 28.3% 28.7% Combined Ratio 92.3% 91.5% (in millions, except per share data)

Gross Written Premiums by Segment For the Nine Months Ended Sept. 30, % 2004 2003 Increase Segment Commercial Lines ............................. $662.6 $499.9 32.5% Specialty Lines.................................. 143.2 119.8 19.5% Personal Lines.................................... 94.4 70.9 33.1% Total.............................................. $900.2 $690.6 30.4% (in millions)

Commercial Lines Segment 73.6% of 2004 GWP 75% 3 to 5 year growth potential Gross Written Premiums 1998 1999 2000 2001 2002 2003 YTD 9/30/03 YTD 9/30/04 Commercial Auto 85.7 89.4 81.6 85 71.7 76.1 51.5 91.3 Commercial Package 79.1 90 136.6 207.8 364.6 535.6 408.1 526.8 Specialty Property 1.1 21.6 21.3 23.2 36.7 50.6 40.3 44.5 $165.9 $201.0 $239.5 $316.0 4 Year CAGR 23.7% 5 Year CAGR 46.6% 5 Year CAGR -2.4% (in millions) $662.3 $473.0 $662.6 $499.9

Specialty Lines Segment 1998 1999 2000 2001 2002 2003 YTD 9/30/03 YTD 9/30/04 30.4 48.5 68.2 79.3 110.2 154.1 119.8 143.2 15.9% of 2004 GWP 75% 3 to 5 year growth potential CAGR 1998-2003 = 38.4% Gross Written Premiums (Professional Liability) (in millions)

Gross Written Premiums 1999 2000 2001 2002 2003 YTD 9/30/03 YTD 9/30/04 $54.2 $78.3 10.5% of 2004 GWP 50% 3 to 5 year growth potential Personal Lines $25.4 4 year CAGR 57.2% 4 year CAGR 39.6% 4 year CAGR 31.9% (in millions) $80.5 $89.6 $70.9 $94.4

Gov't. 0.2 Corp. Bonds 15.8 Common Stock 7.5 All Other 1 Cash Equivalents 6.2 Municpal Bonds 38.8 CMO 4.1 MBS 13.3 Other Structured Securities 8.1 Agency Bonds 5 High Quality Investment Portfolio Corporate Bonds Common Stock Cash Equivalents Municipal Bonds As of September 30, 2004 Portfolio market value - $1,463.8mm Fixed income securities Average lowest rating AA+ Portfolio duration 4.0 years 4.6% taxable equivalent yield Quality long-term growth stocks 6.2% 8.1% 38.8% 7.5% All Other 1.0% 5.0% Agency Bonds 15.8% MBS Government Bonds 0.2% 4.1% 13.3% CMO Other Structured Securities

Net Investment Income 1999 2000 2001 2002 2003 YTD 9/30/03 YTD 9/30/04 20.7 25.8 32.4 37.5 38.8 28.3 31.7 (in millions) 4 Year CAGR: 17.0% Effective Tax Rate 25.7% 27.0% 30.1% 28.3% 23.4% 24.3% 20.5%

Selected Operating Statistics Operating Statistics Renewal Retention (Quoted) Commercial Lines - 95.1% Specialty Lines - 95.0% Personal Lines - 94.4% Rate Increases Commercial Lines - 1.9% (Q/Q); 2.6% (Y/Y) Specialty Lines - 2.8% (Q/Q); 2.6% (Y/Y) Personal Lines - 2.9% (Q/Q); 8.3% (Y/Y) New Business Growth (Count), excluding Personal Lines YTD: 03 - 20,025 YTD: 04 - 21,707 8.4% increase

Selected Operating Statistics Preferred Agents Total GWP Growth - $62.3 million (Y/Y); 35.8% increase Renewal Retention (Quoted) - 84.3% New Business 2004 - $51.2 million GWP; 30.8% increase Employee Statistics Totals 09/30/04 971 17.7% increase 09/30/03 825 Total GWP Per Employee 2004 vs. 2003 2004 $1.1 million 10.0% increase 2003 $1.0 million

Drivers of Future Growth National presence - 36 offices / Mixed marketing New product offerings -Sports & Fitness Niche Disruption in the industry Insolvencies ? Rating downgrades ? Mergers Experienced management / underwriting & pricing discipline Advanced technology - lower expenses and improved process A+ (Superior) rating - Flight to quality Preferred agent program - 15% premium growth

Updated Guidance Revised 2004 Operating EPS Range: $3.70 - $3.75 Organic Growth - 15% to 25% Combined Ratio of low 80's Renewal retention levels consistent with prior periods Continued price moderation/increased competition Slightly improving investment environment

Philadelphia Consolidated Holding Corp. Founded 1962